UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459
______________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: July 30, 2009
(Date of earliest event reported)

LTC PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No)

31365 Oak Crest Drive, Suite 200 Westlake Village, CA 91361
(Address of principal executive offices)

(805) 981-8655
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. —  Entry Into a Material Definitive Agreement

On July 30, 2009, LTC Properties, Inc. (“LTC”), entered into a standard form of indemnity agreement with each member of its Board of Directors and officers of LTC. These agreements provide, among other things, that LTC will indemnify each Director or Officer (each, an “Indemnitee”) in the event that the Indemnitee becomes a party or otherwise a participant in any action or proceeding on account of the Indemnitee’s service as a Director or Officer of LTC (or service for another corporation or entity in any capacity at the request of LTC) to the fullest extent permitted by applicable law. Under the indemnity agreement, LTC will pay, in advance of the final disposition of any such action or proceeding, expenses (including attorneys’ fees) incurred by the Indemnitee in defending or otherwise responding to such action or proceeding upon receipt of a written undertaking from the Indemnitee to repay the amount advanced consistent with applicable law in the event that a court shall ultimately determine that he or she is not entitled to be indemnified for such expenses. The contractual rights to indemnification provided by the indemnity agreements are subject to the limitations and conditions specified in the agreements, and are in addition to any other rights each Indemnitee may have under LTC’s Restated Certificate of Incorporation and Amended and Restated Bylaws, each as amended from time to time, and applicable law.

Item 5.02. — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 31, 2009, LTC announced the July 30, 2009 election of Ms. Devra G. Shapiro to the Board of Directors, increasing the number of Board Members from five to six and the total independent members from three to four.  At the Board Meeting held July 30, 2009, Ms. Shapiro was appointed to LTC’s Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee.  In conjunction with her appointment to the Board, Ms. Shapiro was granted 15,000 stock options to vest ratably over three years and 3,000 restricted shares to vest ratably over three years.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.  Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. — Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information

None.

(d) Exhibits.

99.1     Press Release issued July 31, 2009.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated:	July 31, 2009	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
CEO & President